                                                                EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-52378) of Coachmen Industries, Inc. of our report dated May 16, 2003 related to the financial statements of the Coachmen Industries, Inc. Retirement Plan and Trust, which appears in this Form 11-K.



                                             /S/ Crowe Chizek and Company LLC
                                               Crowe Chizek and Company LLC

Elkhart, Indiana
June 27, 2003